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                                 EXHIBIT 5(c)

[PRUDENTIAL FINANCIAL LOGO]

                                                                PRUCO LIFE ELITE
                                                    VARIABLE ANNUITY APPLICATION

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                  PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY,                     Flexible Payment Variable Deferred Annuity
                  a Prudential Financial company

                  On these pages, /, you, and your refer to the contract owner. We, us, and our refer to Pruco Life Insurance Company of New Jersey, a Prudential company.

1  CONTRACT       Contract number (if any) _____________________________________
   OWNER
   INFORMATION    [ ] Individual  [ ] Corporation  [ ] UGMA/UTMA  [ ] Other

                  TRUST: [ ] Grantor  [ ] Revocable  [ ] Irrevocable     TRUST DATE   _____     ____    _______
                                                                                      month     day       year

                  Name of owner (first, middle initial, last name)

                  __________________________________________________________________________________________________________

                  Street                                                                                         Apt.

                  ________________________________________________________________________________________    ______________

                  City                                          State       ZIP code

                  ___________________________________________   _______     _________________ - _______________

                  Social Security number/EIN       Date of birth (mo., day, year)       Telephone number

                  ___________________________      _______   _______   ______________   __________  _________ - ____________

                  A. [ ] Female    B. [ ] U.S. citizen

                     [ ] Male         [ ] Resident alien

                                      [ ] I am not a U.S. person (including resident alien). I am a citizen of

                                          __________________________________________________________________________________

                  If a corporation or trust is indicated above, please check the following as it applies.

                  [ ] Tax-exempt entity under IRS Code 501  [ ] Trust acting as agent for an individual under IRS Code 72(u)

2  ANNUITANT      This section must be completed only if the annuitant is not the owner or if the owner is a trust or a
   INFORMATION    corporation.
   (if different
   than the       Name of annuitant (first, middle initial, last name)
   owner)
                  __________________________________________________________________________________________________________

                  Street (Leave address blank if same as owner,)                                                 Apt.

                  ________________________________________________________________________________________    ______________

                  City                                          State       ZIP code

                  ___________________________________________   _______     _________________ - _______________

                  Social Security number           Date of birth (mo., day, year)       Telephone number

                  ___________________________      _______   _______   ______________   __________  _________ - ____________

                  A. [ ] Female    B. [ ] U.S. citizen

                     [ ] Male         [ ] Resident alien

                                      [ ] I am not a U.S. person (including resident alien). I am a citizen of

                                          __________________________________________________________________________________
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Pruco Corporate Office: Pruco Life Insurance Company, Phoenix, AZ 85014

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3  CO-ANNUITANT   Name of co-annuitant (first, middle initial, last name)
   INFORMATION
   (if any)       __________________________________________________________________________________________________________
   Do not
   complete if    Social Security number           Date of birth (mo., day, year)       Telephone number
   you are
   opening an     ___________________________      _______   _______   ______________   __________  _________   ____________
   IRA.
                  A. [ ] Female    B. [ ] U.S. citizen

                     [ ] Male         [ ] Resident alien

                                      [ ] I am not a U.S. person (including resident alien). I am a citizen of

                                          __________________________________________________________________________________

4  BENEFICIARY    [X] PRIMARY CLASS
   INFORMATION
   (Please add    Name of beneficiary (first, middle initial, last name) If trust, include name of trust and trustee's name.
   additional
   beneficiaries  __________________________________________________________________________________________________________
   in section
   16.)           TRUST:  [ ] Revocable  [ ] Irrevocable          Trust date (mo., day, year)
                                                                                              _______  _______   ___________

                  Beneficiary's relationship to owner  _________________________________________________

                  CHECK ONLY ONE:  [ ] Primary class  [ ] Secondary class

                  Name of beneficiary (first, middle initial, last name) If trust, include name of trust and trustee's name.

                  __________________________________________________________________________________________________________

                  TRUST:  [ ]  Revocable  [ ] Irrevocable         Trust date (mo., day, year)
                                                                                              _______  _______   ___________

                  Beneficiary's relationship to owner  _________________________________________________

5  DEATH          Check one of the following two Death Benefit options. See section 13 for additional information.
   BENEFIT
                  [ ] Base Death Benefit.

                  [ ] Guaranteed Minimum Death Benefit with an annual Step-Up option.

6  TYPE OF        PLAN TYPE.
   PLAN AND       Check only one:  [ ] Non-qualified  [ ] Traditional IRA
   SOURCE OF
   FUNDS          SOURCE OF FUNDS. Check all that apply:
   (minimum of
   $10.000)       [ ] Total amount of the check(s) included with this
                      application. (Make checks payable to Prudential.)      $ _______ , __________ , __________ . _______

                  [  ] IRA Rollover                                          $ _______ , __________ , __________ . _______

                  If Traditional IRA new contribution(s) for the current and/or previous year, complete the following:

                  $ ___ , __________ ,   _______   Year ____________     $ ___ , __________ ,   _______    Year ____________

                  [ ] 1035 Exchange (non-qualified only), estimated amount:  $ _______ , __________ , __________ . _______

                  [ ] IRA Transfer (qualified), estimated amount:            $ _______ , __________ , __________ . _______

                  [ ] Direct Rollover (qualified), estimated amount:         $ _______ , __________ , __________ . _______
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7  PURCHASE        Please write in the percentage of your payment that you want to allocate to the following options. The
   PAYMENT         total must equal 100 percent. IF CHANGES ARE MADE TO THE ALLOCATIONS LISTED BELOW, THE APPLICANT MUST INITIAL
   ALLOCATION(S)   THE CHANGES.
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                                           OPTION                                                               OPTION
INTEREST RATE OPTIONS                      CODES         %     VARIABLE INVESTMENT OPTIONS (continued)          CODES         %
------------------------------------------------------------------------------------------------------------------------------------
                                                               SP Conservative Asset
1 Year Fixed-Rate Option                   1YRFXD              Allocation Portfolio                             CONSB
------------------------------------------------------------------------------------------------------------------------------------
Dollar Cost Averaging (DCA) 6 Month*       DCA6                SP Davis Value Portfolio                         VALUE
------------------------------------------------------------------------------------------------------------------------------------
Dollar Cost Averaging (DCA) 12 Month*      DCA12               SP Deutsche International Equity Portfolio       DEUEQ
------------------------------------------------------------------------------------------------------------------------------------
VARIABLE INVESTMENT OPTIONS                                    SP Growth Asset Allocation Portfolio             GRWAL
------------------------------------------------------------------------------------------------------------------------------------
Prudential Equity Portfolio                STOCK               SP INVESCO Small Company Growth Portfolio        VIFSG
------------------------------------------------------------------------------------------------------------------------------------
Prudential Global Portfolio                GLEQ                SP Jennison International Growth Portfolio       JENIN
------------------------------------------------------------------------------------------------------------------------------------
Prudential Jennison Portfolio              GROWTH              SP Large Cap Value Portfolio                     LRCAP
------------------------------------------------------------------------------------------------------------------------------------
Prudential Money Market Portfolio          MMKT                SP MFS Capital Opportunities Portfolio           MFSCO
------------------------------------------------------------------------------------------------------------------------------------
Prudential Stock Index Portfolio           STIX                SP Mid Cap Growth Portfolio                      MFSMC
------------------------------------------------------------------------------------------------------------------------------------
Prudential Value Portfolio                 HIDV                SPPIMCO High Yield Portfolio                     HIHLD
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SP Aggressive Growth Asset
Allocation Portfolio                       AGGGW               SP PIMCO Total Return Portfolio                  RETRN
------------------------------------------------------------------------------------------------------------------------------------
SP AIM Aggressive Growth Portfolio         AIMAG               SP Prudential U.S. Emerging Growth Portfolio     EMRGW
------------------------------------------------------------------------------------------------------------------------------------
SP AIM Core Equity Portfolio               AIMCEP              SP Goldman Sachs Small Cap Value Portfolio       SMDVL
------------------------------------------------------------------------------------------------------------------------------------
                                                               SP Strategic Partners
SP Alliance Large Cap Growth Portfolio     LARCP               Focus Growth Portfolio                           STRPR
------------------------------------------------------------------------------------------------------------------------------------
                                                               Janus Aspen Series Growth
SP Technology Portfolio                    ALLTC               Portfolio-Service Shares                         JANSR
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SP Balanced Asset Allocation Portfolio     BALAN               TOTAL                                                         100%
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*THE DOLLAR EQUIVALENT OF THE PERCENTAGE ALLOCATED MUST EQUAL AT LEAST $5,000.

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8  DOLLAR COST     If you elect to use more than one Dollar Cost Averaging option, you must also complete a Request for Dollar
   AVERAGING       Cost Averaging Enrollment or Change form (ORD 78275).
   PROGRAM         [ ] DOLLAR COST AVERAGING: I authorize Prudential to automatically transfer funds as indicated below.
                       TRANSFER FROM: (You cannot transfer from the 1 Year Fixed-Rate option.)*
                       *If you selected the DCA6 or DCA12 option in section 7, only complete the TRANSFER TO information.
                       Option code: ____________   $ ____, ________, ________, ____   or ________ %
                       TRANSFER FREQUENCY:   [ ] Annually   [ ] Semiannually   [ ] Quarterly   [ ] Monthly
                       TRANSFER TO: (You cannot transfer to the Interest Rate Options.)
                       The total of the two columns must equal 100 percent.

                       OPTION CODE                PERCENT       OPTION CODE                PERCENT
                       ______________________     ________%     ______________________     ________%
                       ______________________     ________%     ______________________     ________%
                       ______________________     ________%     ______________________     ________%

                   I understand that the transfer will continue until: (1) I terminate the program; (2) the funds in the account from which money is being transferred are exhausted; or (3) the funds in the account fall below the required minimum. I also understand that the Dollar Cost Averaging (DCA) programs are described in and subject to the rules and restrictions contained in the prospectus, and that upon termination of the DCA6 or DCA12 programs,
                   I will no longer receive the interest rate associated with this program.
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9  AUTO-           [ ] AUTO-REBALANCING: I want to maintain my allocation percentages. Please have my portfolio mix automatically
   REBALANCING         adjusted as allocated in section 7 under my variable investment options.

                       Adjust my portfolio:   [ ] Annually   [ ] Semiannually   [ ] Quarterly   [ ] Monthly

                       Please specify the start date if different than the contract date: _____   _____   __________
                                                                                      month    day       year

10 AUTOMATED       [ ] AUTOMATED WITHDRAWAL: I would like to elect automatic withdrawals from my annuity contract.
   WITHDRAWALS         Automated withdrawals can be made monthly, quarterly, semiannually, or annually. The amount of each withdrawal must be at least $100. You must complete the Request for Partial or Automated Withdrawal form
                       (ORD 78276) in order to specify start date, frequency, and amount of withdrawals.

                       NOTE: AUTOMATIC WITHDRAWALS CANNOT BE USED TO CONTINUE THE CONTRACT BEYOND THE MATURITY DATE. ON THE MATURITY
                       DATE THE CONTRACT MUST ANNUITIZE.

11 AGGREGATION     [ ] I have purchased another non-qualified annuity from Prudential or an affiliated company this calendar year.
   (non-qualified
   annuities only) Contract number ______________________

12 REPLACEMENT     Will the proposed annuity contract replace any existing insurance policy(ies) or annuity contract(s)?
   QUESTIONS AND   [ ] Yes   [ ] No (If "Yes," provide the following information for each policy or contract and attach all
   DISCLOSURE                       applicable Prudential disclosure and state replacement forms.)
   STATEMENT
                   Company name
                   _________________________________________________________________________________________________________

                   Policy or contract number      Year of issue (mo., day, year)       Name of plan (if applicable)
                   ___________________________    _______   ____   _______________     _____________________________________

                   Do you (the representative) have, from any source, facts that any person named as the owner or joint owner above is replacing or changing any current insurance or annuity in any company?

                   [ ] Yes   [ ] No (You must check "Yes" if the customer has responded "Yes" to the replacement question above.
                                    If "Yes", please provide details in the Additional Remarks section.)

                   THIS DISCLOSURE STATEMENT SECTION MUST BE COMPLETED IF STATE REPLACEMENT REGULATIONS REQUIRE. (Check one):

                   [ ] I do have existing life insurance policies or annuity contracts. (You must complete the Important Notice
                       Regarding Replacement form (COMB 89216 NY), whether or not this transaction is considered a replacement.)

                   [ ] I do not have existing life insurance policies or annuity contracts.

13 FEATURES        Please note that you have various options available under this annuity contract. You have made a choice
   AND COSTS       concerning the death benefit available to your beneficiaries. This choice has both costs and benefits
   OF A PRUCO      associated with it.
   LIFE ELITE
   VARIABLE        The following is a summary of the costs, which you should review before signing this application. If you have
   ANNUITY         any questions, please consult with your representative and review the contract or prospectus, which contain a more complete explanation of these features.

                      GUARANTEED MINIMUM DEATH BENEFIT (GMDB). THE Insurance Charge for the contract is 1.60 percent if you do not elect a GMDB. There is an additional charge of 0.20 percent for GMDB with an annual Step-Up.

                      CREDIT. I understand that after three contract years have elapsed (and again three years thereafter), I may opt for the 1 percent maximum credit described in the prospectus. If I make this election, I understand that
                      I will become subject to a new, three-year withdrawal charge period.
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14 SIGNATURE(S)    If applying for an IRA, I acknowledge receiving an IRA disclosure statement and understand that I will be given a financial disclosure statement with the contract. I understand that tax deferral is provided by the IRA, and acknowledge that I am purchasing this contract for its features other than tax deferral, including the lifetime income payout option, the Death Benefit protection, and other features as described in the prospectus.

                   No representative can make or change a contract or waive any of the contract rights.

                   I believe that this contract meets my needs and financial objectives. Furthermore, I (1) understand that any amount of purchase payments allocated to a variable investment option will reflect the investment experience of that option and, therefore, annuity payments and surrender values may vary and are not guaranteed as to a fixed dollar amount, and (2) acknowledge receipt of the current prospectus for this contract and the variable investment options.

                   [ ] If this contract has a joint owner, please check this box to authorize Prudential to act on the instruction(s) of either the owner or joint owner with regard to transactions under the contract.

                   [ ] If this application is being signed at the time the contract is delivered, I acknowledge receipt of the contract.

                   [ ] Check here to request a Statement of Additional Information.

                   MINIMUM DISTRIBUTION UNDER AN IRA: IF YOU HAVE NOT MET THE REQUIRED MINIMUM DISTRIBUTION FOR THE YEAR IN WHICH
                   THE FUNDS ARE PAID TO PRUDENTIAL:

                   I understand it is my responsibility to remove the minimum distribution from the purchase payment PRIOR TO sending money to Prudential with this application. Unless we are notified otherwise, Prudential will assume that the owner has satisfied the required minimum distributions from other IRA funds.

                   By signing this form, the trustee(s)/officer(s) hereby represents that the trustee(s)/officer(s) possess(es)
                   the authority, on behalf of the non-natural person, to purchase the annuity contract and to exercise all rights of ownership and control over the contract.

                   OWNER'S TAX CERTIFICATION

                   Under penalty of perjury, I certify that the taxpayer identification number (TIN) I have listed on this form is my correct TIN. I further certify that the citizenship/residency status I have listed on this form is my correct citizenship/residency status. I HAVE/HAVE NOT (circle one) been notified by the Internal Revenue
                   Service that I am subject to backup withholding due to underreporting of interest or dividends.

                           THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS
                              DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

                   We must have each owner and annuitant signature even if this contract is owned by a trust, corporation, or other entity. If the annuitant is a minor, please provide the signature of a legal guardian or custodian.

                   I hereby certify that all information contained in this application is complete and true to the best of my knowledge.

                   X____________________________________________________________    ______     ______   _______
                    Contract owner's signature and date                             month      day      year

                   X____________________________________________________________    ______     ______   _______
                    Annuitant's signature (if applicable) and date                  month      day      year

                   X____________________________________________________________    ______     ______   _______
                    Co-annuitant's signature (if applicable) and date               month      day      year

                   _____________________________________________________________
                   Signed at (city, state)
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15 REPRESEN-       This application is submitted in the belief that the purchase of this contract is appropriate for the applicant
   TATIVE'S        based on the information provided and as reviewed with the applicant. Reasonable inquiry has been made of
   SIGNATURE(S)    the owner concerning the owner's overall financial situation, needs, and investment objectives.

                   The representative hereby certifies that all information contained in this application is true to the best of his or her knowledge.

                    ____________________________________________________________             _________________________
                    Representative's name (Please print)                                      Rep's contract/FA number

                   X____________________________________________________________           ______     ______   _______
                    Representative's signature and date                                    month      day      year

                    ____________________________________________________________             _________________________
                    Second representative's name (Please print)                               Rep's contract/FA number

                   X____________________________________________________________           ______     ______   _______
                    Second representative's signature and date                             month      day      year

                    ____________________________________________________________     ________   ________ - ___________
                    Branch/field office name and code                                Representative's telephone number

16 ADDITIONAL
   REMARKS         _______________________________________________________________________________________________________________

                   _______________________________________________________________________________________________________________

                   _______________________________________________________________________________________________________________

                   _______________________________________________________________________________________________________________

                   _______________________________________________________________________________________________________________

                   _______________________________________________________________________________________________________________

                   _______________________________________________________________________________________________________________

                   _______________________________________________________________________________________________________________

                   _______________________________________________________________________________________________________________

                   _______________________________________________________________________________________________________________

                   _______________________________________________________________________________________________________________

                   _______________________________________________________________________________________________________________

                   _______________________________________________________________________________________________________________

                   STANDARD     PRUDENTIAL ANNUITY SERVICE CENTER            OVERNIGHT     PRUDENTIAL ANNUITY SERVICE CENTER
                   MAIL TO:     PO BOX 7590                                  MAIL TO:      2101 WELSH ROAD
                                PHILADELPHIA, PA 19101                                     DRESHER, PA 19025

                   If you have any questions, please call the Prudential Annuity Service Center at (888) 778-2888, Monday through
                   Friday between 8:00 a.m. and 8:00 p.m. Eastern time.
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